UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 5889 )

Exact name of registrant as specified in charter: Putnam Utilities Growth and Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005—October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Utilities Growth and Income Fund

10|31|06

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Utilities Growth and Income Fund

10| 31| 06 Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	21
Financial statements	22
Federal tax information	39
Brokerage commissions	39
About the Trustees	40
Officers	44

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Utilities Growth and Income Fund:
a diversified approach to utilities investing

Many stock funds offer the potential for growth but produce little or no income for investors. Putnam Utilities Growth and Income Fund sets itself apart by pursuing both capital growth and current income through investment in securities from the utilities sector.

Public utilities, which provide services such as electricity and gas, have a history of consistent dividend payouts to investors. As a result, these securities have long been valued as an alternative to bonds — especially during periods of low interest rates, when investors look outside the bond market for income. In recent years, the income-producing power of utilities holdings has grown even stronger, largely because of legislation in 2003 that reduced the federal tax on dividends from an individual’s ordinary income tax rate to a flat rate of 15%. Since that time, many investors have been able to keep more of their dividend income, though there is no assurance that this tax reduction will continue indefinitely.

Another influence on the performance and attractiveness of utilities securities is the price of natural gas. Gas prices affect not only the natural gas industry, but any industry that uses gas in its production or delivery process. For example, gas is widely used to produce electricity; therefore, as gas prices rise and fall, the cost of electricity tends to follow suit. Since the demand for electricity is usually stable even as prices fluctuate, an industry-wide increase in prices can lead to higher profits for companies that use less costly fuels.

To make the most of opportunities in the utilities sector, the management team of Putnam Utilities Growth and Income Fund keeps the portfolio broadly diversified within the sector. The fund may invest in bonds as well as stocks, in both domestic and foreign markets, across several industries with varying degrees of regulation, and in companies of different sizes. An essential component of the fund’s strategy, particularly during periods of uncertainty, is to maintain a solid foundation of securities in stable-demand industries such as electric power, telecommunications, and natural gas. Guided by this broad-based approach, the fund’s management team is committed to finding rewarding opportunities for income and growth by anticipating, and responding to, developments that affect the utilities sector.

The fund concentrates its investments by sector and involves more risk than a fund that invests more broadly. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Major industries in the utilities sector

Electric utilities Companies that generate, transmit, or distribute electricity.

Natural gas utilities Companies that transmit, store, or distribute natural gas.

Regional Bells Companies that provide access to voice communications networks within a specific geographic region.

Telecommunications Companies that provide voice, data, and video communications products and services.

Telephone Companies that provide fixed-line and wireless telephone communications services.

Water utilities Companies that provide services related to water or wastewater.

Key developments affecting electric and gas utilities
since the inception of the fund.

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.

Highlights

• For the 12 months ended October 31, 2006, Putnam Utilities Growth and Income Fund’s class A shares returned 19.22% without sales charges.

• The fund’s benchmark, the S&P Utilities Index, returned 17.90% .

• The average return for the fund’s Lipper category, Utility Funds, was 20.91% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance Total return for class A shares for periods ended 10/31/06 Since the fund's inception (11/19/90), average annual return is 8.99% at NAV and 8.62% at POP.

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers The year in review

We are pleased to report that your fund’s strong results for its 2006 fiscal year, which ended October 31, 2006, enabled it to outperform its benchmark, the S&P Utilities Index, based on results at net asset value (NAV, or without sales charges). This was due in part to the fund’s broad diversification and its ability to invest in securities from around the world, telecommunications stocks, and, from time to time, fixed-income securities. The benchmark consists only of electric and gas utilities based in the United States. Although the fund’s results were slightly lower than the average for its Lipper category over the full fiscal year, our addition of two new sectors, European utilities and Asia/Pacific utilities, in early March, strengthened performance substantially in the second half of the year and kept the fund competitive with its peer group. In addition, due to the strength of most European currencies, currency had a modest positive impact on performance for the year.

Market overview

The broad market indexes in the United States have rallied over most of the fund’s 2006 fiscal year. Electric and gas utilities lagged during the fiscal first half, but began to strengthen in April, and had caught up to the overall market by the end of October. European and Asian markets have also had strong performance, with utilities, particularly in Europe, posting strong gains in the second half of the year. However, telecommunications stocks proved even more rewarding; performance in this sector started to improve early in the period, with some high-profile takeover announcements, then surged forward in July as business performance showed signs of improvement. European telecom stocks, which faced a particularly challenging competitive environment, began to reflect these improving business conditions in late summer.

Much of this improved performance, we believe, reflects declines in interest rates that have taken place since June and the fact that utilities stock prices often reflect bond market trends as much as stock market trends. (Bond prices move in the opposite direction of interest rates, consequently rising when rates fall and vice versa.) Merger and acquisitions activity — or, in some cases, the mere

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/06.

Equities

S&P Utilities Index
(utilities stocks)	17.90%

S&P 500 Index
(broad stock market)	16.34%

Russell 1000 Growth Index
(large-company growth stocks)	10.84%

Russell 1000 Value Index
(large-company value stocks)	21.46%

Bonds

Lehman Aggregate Bond Index
(broad bond market)	5.19%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	10.11%

Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)	4.29%

rumors of such activity — also provided a major boost to the sector, with telecom stocks in the United States and utilities in Europe as the greatest beneficiaries of this trend. Acquisitions typically lead to re-pricing at premium levels, and also hold the promise of future cost cuts, operating synergies, and reduced competitive pressures. Two high-profile U.S. utility mergers (Exelon-Public Service Energy Group and FPL Group-Constellation Energy Group) failed, however, due to political opposition.

Higher natural gas prices, which have provided a tail-wind for utilities stocks in the recent past, did not substantially contribute to performance during this fiscal year. It appears that natural gas prices peaked in December 2005 and have drifted lower ever since. However, we are looking ahead to the re-pricing that will take place as contracts negotiated years ago are renewed in a much higher price environment. The cost of natural gas, an important fuel for power generation, sets the price of electricity when demand for it is high; and all or nearly all capacity is needed. During these periods, electric companies that derive their power from nuclear and coal generators, and have lower fuel costs, can expand their profit margins, and we expect their stock prices to reflect this favorable outlook.

Strategy overview

Your fund’s portfolio is focused on the securities of companies that sell basic, stable-demand services such as electricity, gas, water, and telecommunications. These securities are generally considered to provide greater-than-average stability and yields when compared with the broader stock market. Our stock selection process incorporates both quantitative and fundamental analysis, but relies more on the latter with regard to our final buy or sell decision. For us, the most important measure of a security is our determination of its intrinsic value, which is based on our estimate of the earnings and cash flow it will generate. Our understanding of past and future developments and uncertainties specific to the utilities industries also helps guide our investment process.

Earlier this year, as noted in the 2006 semiannual report, we increased the fund’s allocation to electric and gas utilities, particularly in Europe and Asia. At the same time, we reduced its telecommunications exposure and fixed-income holdings, which increased the overall equity allocation. In general, the fund’s international focus (particularly in Europe) and the increased investment in equities (and reduced investment in bonds) contributed to performance, but the reduction in telecom equities, in favor of electric and gas utilities, did not. The combined impact of these allocation shifts has been positive, so far,

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

but telecom stocks have rebounded more strongly than we had expected when we made the shift.

Your fund’s holdings

Several of the year’s strongest contributors to performance reflect the fund’s increased exposure to electric and gas utilities. They included Alliant Energy, Northeast Utilities, Entergy, AES, Iberdrola (Spain), and RWE (Germany). Alliant, which operates primarily in Iowa and Wisconsin, enjoys supportive regulation and a wide range of investment opportunities, which have been highlighted by its divestiture of most of its unregulated activities. Similarly, Northeast Utilities (based in New England) has benefited from ample investment opportunities, supportive regulation, and the divestiture of unregulated businesses. Over the next several years, the company intends to concentrate its investments in the transmission arena, now regulated by FERC (the Federal Energy Regulatory Commission), which is generally more supportive of investment than the state commissions within its service territories. Entergy is repairing damage from Hurricane Katrina, which had depressed its stock late last year. Additionally, its unregulated nuclear plants in the Northeast and Midwest are looking increasingly valuable in the current high-price energy environment.

AES, a U.S. company that concentrates its investments overseas, particularly in emerging economies, has benefited from improved economies and currencies abroad and tighter controls implemented by a new management team. Iberdrola’s stock has benefited from consolidation in the Spanish power industry. We recently sold the fund’s position at a profit, taking advantage of a tender offer from a potential acquirer. RWE operates primarily in Germany and the United Kingdom. It has benefited from higher oil and natural gas prices and the liberalization of markets throughout Europe.

Although few utility stocks declined in price during the period, some delivered weaker performance than others, and our purchase or sale of holdings did not always occur at the optimum time. Consequently, several companies detracted from returns for the period, including Edison International, Aqua America, Williams Companies, Dominion Resources, and Abertis Infraestructuras (Spain). Edison International was hurt by weaker Midwest power prices and political uncertainty in Illinois, but has recovered nicely since July. Aqua America became overvalued early in the fiscal year. While we reduced the fund’s holdings, we did not act quickly enough and the stock’s decline during the spring hurt performance. However, we have seen it rally since September and are

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each represented, as of 10/31/06. The fund's holdings will change over time.

Holding	Percent of fund's net assets	Industry
Exelon Corp.	7.1%	Electric utilities

Dominion Resources, Inc.	4.2%	Electric utilities

Entergy Corp.	4.2%	Electric utilities

Duke Energy Corp.	4.1%	Electric utilities

PG&E Corp.	3.9%	Electric utilities

TXU Corp.	3.3%	Electric utilities

FirstEnergy Corp.	3.2%	Electric utilities

FPL Group, Inc.	3.2%	Electric utilities

Edison International	3.1%	Electric utilities

RWE AG (Germany)	3.0%	Electric utilities

consequently maintaining the position. The stock of Williams, a major pipeline company and energy producer, has lagged for much of the year due to falling gas prices, as has that of Dominion Resources, which includes the exploration and production of oil and gas among its portfolio of businesses. We consider Dominion an underpriced stock whose value could be unlocked by a restructuring and possibly a separation of its utility assets from its gas-producing properties. Abertis, an infrastructure company specializing in highway toll roads and telecommunications assets, was hurt by controversy surrounding its attempt to acquire Autostrade in Italy. We sold the stock in the midst of this controversy, and the fund was not able to benefit from its subsequent recovery.

The fund’s top-performing telecommunications stocks were Telenor and Digi.com. Telenor is a Norwegian company with international operations in satellite communications, mobile telephony, and pay TV. Its investments include an interest in Digi.com. Telenor’s telecom business is strong in Scandinavia, particularly Sweden, but also throughout the emerging economies, none more so than Malaysia. Digi.com of Malaysia is a holding company with investments in mobile and wholesale telephony, whose businesses are benefiting greatly from income growth in Southeast Asia. However, two other telecom stocks detracted significantly from results — Vodafone Group and Sprint Nextel. As noted in the most recent semiannual report, Vodafone’s restructuring has been proceeding slowly and its business performance has been uneven, although it strengthened in the last two months of the period. Sprint Nextel is undergoing a difficult merger and integration process with both marketing and technical dimensions. We have steadily reduced the fund’s holdings and eliminated the position in October.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Reflecting a change in calculation methodology, the fund’s quarterly per-share dividend for class A shares was adjusted from $0.0640 to $0.0540 in March 2006. Similar adjustments were made for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we noted in your fund’s most recent semiannual report, the first half of the 2006 fiscal year was not a particularly rewarding one for utilities stocks, particularly power and gas stocks. At that time we also indicated that we expected the environment to become more favorable in the second half of the year. While your fund’s total return at NAV was 3.28% as of April 30, 2006, the year’s midpoint, it gained over 15% during the second half of the year.

Certainly, after the rally we have seen in the past six months, it’s appropriate to become more cautious and to be extremely selective in stock picking. Still, interest rates have only been falling for five months and probably have further to go. Gas and power prices have probably bottomed for a while and could spike upwards if we have a cold winter. And mergers are leading to cost cutting and a reduction in the intensity of competition, especially in the telecom sector. While we do not expect the fund to repeat the robust returns it has produced for this fiscal year in fiscal 2007, we still believe utilities and telecommunications stocks have the potential for further appreciation. To pursue this potential while managing the fund’s risk exposure, we will continue to invest aggressively in the securities of a diversified range of utilities and on a global basis.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund concentrates its investments by sector and involves more risk than a fund that invests more broadly. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.99%	8.62%	8.17%	8.17%	8.17%	8.17%	8.45%	8.23%	8.72%	9.01%

10 years	105.81	95.07	91.01	91.01	90.80	90.80	95.94	89.57	100.84	106.30
Annual average	7.48	6.91	6.69	6.69	6.67	6.67	6.96	6.60	7.22	7.51

5 years	50.14	42.26	44.50	42.50	44.58	44.58	46.32	41.58	48.31	50.50
Annual average	8.47	7.30	7.64	7.34	7.65	7.65	7.91	7.20	8.20	8.52

3 years	68.68	59.76	64.76	61.76	64.84	64.84	66.11	60.72	67.50	69.08
Annual average	19.04	16.90	18.11	17.39	18.13	18.13	18.43	17.14	18.76	19.13

1 year	19.22	12.94	18.31	13.31	18.24	17.24	18.64	14.76	18.88	19.51

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 10/31/96 to 10/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,101 and $19,080, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $18,957 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,084 and $20,630, respectively.

Comparative index returns For periods ended 10/31/06

		Lipper Utility Funds
	S&P Utilities Index	category average*

Annual average
(life of fund)	9.07%	10.68%

10 years	116.05	167.77
Annual average	8.01	10.21

5 years	45.62	62.96
Annual average	7.81	10.12

3 years	81.23	80.64
Annual average	21.92	21.66

1 year	17.90	20.91

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 10/31/06, there were 104, 79, 67, and 43 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/06

	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.226		$0.138	$0.140	$0.167		$0.200	$0.253

Capital gains	—		—	—	—		—	—

Total	$0.226		$0.138	$0.140	$0.167		$0.200	$0.253

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/05	$10.97	$11.58	$10.91	$10.91	$10.95	$11.32	$10.96	$10.97

10/31/06	12.82	13.53	12.75	12.74	12.80	13.23	12.80	12.82

Current yield (end of period)
Current dividend rate[1]	1.68%	1.60%	0.97%	0.97%	1.22%	1.18%	1.47%	1.90%

Current 30-day SEC yield[2]	1.67	1.59	0.95	0.95	1.19	1.15	1.43	1.92

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.68%	8.32%	7.88%	7.88%	7.87%	7.87%	8.15%	7.93%	8.42%	8.70%

10 years	101.43	90.77	86.90	86.90	86.88	86.88	91.92	85.66	96.63	101.91
Annual average	7.25	6.67	6.45	6.45	6.45	6.45	6.74	6.38	7.00	7.28

5 years	38.61	31.40	33.57	31.57	33.64	33.64	35.32	30.91	37.04	38.94
Annual average	6.75	5.61	5.96	5.64	5.97	5.97	6.24	5.53	6.50	6.80

3 years	63.16	54.56	59.61	56.61	59.67	59.67	60.80	55.49	62.15	63.55
Annual average	17.73	15.62	16.87	16.13	16.88	16.88	17.16	15.85	17.48	17.82

1 year	7.87	2.19	7.16	2.16	7.09	6.09	7.32	3.79	7.63	8.12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Utilities Growth and Income Fund from May 1, 2006, to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.68	$ 10.73	$ 10.73	$ 9.38	$ 8.03	$ 5.33

Ending value (after expenses)	$1,154.40	$1,149.80	$1,150.00	$1,151.70	$1,153.30	$1,155.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2006, use the calculation method below. To find the value of your investment on May 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.26	$ 10.06	$ 10.06	$ 8.79	$ 7.53	$ 4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Average annualized expense ratio for Lipper peer group†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover and Overall Morningstar* Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Utilities Growth and Income Fund	65%	39%	30%	40%	45%

Lipper Utility Funds category average	101%	122%	203%	231%	224%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 10/31/06.

Your fund’s Overall Morningstar* Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research and Core Fixed-Income teams. Michael Yogg is the Portfolio Leader. Stephen Burgess and Kevin Murphy are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Global Equity Research and Core Fixed-Income teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 127,000	$ 92,000,000

Putnam employees	$1,706,000	$427,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $750,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers assigned to the fund as of October 31, 2006, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Murphy is also a Portfolio Member of Putnam Income Fund Michael Yogg, Stephen Burgess, and Kevin Murphy may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2006, Portfolio Members Srikantaiah Muralidhar, Masroor Siddiqui, and Hendrik Van Brevoort left your fund’s management team. After the close of the period, Stephen Burgess became a Portfolio Member of your fund.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances—for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry—that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 73rd percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Utility Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

86th	72nd	75th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 100, 82, and 70 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that the fund’s relative performance suffered in part because the fund was less concentrated than some peer funds in particular industries and sectors with strong performance over recent periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Utility Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 50%, 74%, and 91%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 51 out of 101, 50 out of 67, and 39 out of 42 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Utilities Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the “fund”) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2006, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 6, 2006

The fund’s portfolio 10/31/06

COMMON STOCKS (98.7%)*

	Shares	Value

Cable Television (1.1%)
Comcast Corp. Class A
(Special) † (S)	168,109	$6,805,052

Coal (0.7%)
Peabody Energy Corp.	91,900	3,857,043

Commercial and Consumer Services (0.4%)
Macquarie Infrastructure Group
(Australia)	863,079	2,256,099

Electric Utilities (64.4%)
Alliant Energy Corp. (S)	185,634	7,119,064
Chubu Electric Power, Inc. (Japan)	210,600	5,842,746
Cleco Corp.	75,300	1,935,210
CLP Holdings, Ltd. (Hong Kong)	485,500	3,083,082
CMS Energy Corp. † (S)	428,290	6,377,238
Constellation Energy Group, Inc.	182,795	11,406,408
Dominion Resources, Inc. (S)	307,435	24,899,161
DPL, Inc. (S)	263,251	7,560,569
DTE Energy Co.	103,200	4,688,376
Duke Energy Corp.	776,201	24,559,000
Edison International	410,745	18,253,508
Electric Power Development Co.
(Japan)	55,800	2,317,811
Electricite de France (France)	138,054	8,371,182
Enel SpA (Italy)	1,282,272	12,306,959
Entergy Corp.	288,907	24,796,888
Exelon Corp. (S)	678,352	42,044,253
FirstEnergy Corp.	325,256	19,141,316
FPL Group, Inc.	374,196	19,083,996
Great Plains Energy, Inc.	73,610	2,395,269
Hong Kong Electric Holdings, Ltd.
(Hong Kong)	401,000	1,886,655
ITC Holdings Corp. (S)	70,400	2,500,608
Northeast Utilities	284,863	7,124,424
NSTAR (S)	71,589	2,490,581
PG&E Corp.	532,456	22,970,152
Progress Energy, Inc.	106,331	4,891,226
Public Service Enterprise
Group, Inc.	162,420	9,915,741
RWE AG (Germany)	178,334	17,575,865
Scottish Power PLC (United Kingdom)	1,176,625	14,664,927
Sierra Pacific Resources †	467,725	7,090,711
Southern Co. (The) (S)	260,121	9,468,404
Tohoku Electric Power Co., Inc.
(Japan)	118,900	2,633,570
TXU Corp.	310,109	19,577,181
Wisconsin Energy Corp.	292,678	13,445,627
		382,417,708

Investment Banking/Brokerage (0.4%)
Spark Infrastructure Group
(Australia)	2,591,583	2,384,478

COMMON STOCKS (98.7%)* continued

	Shares	Value

Natural Gas Utilities (8.9%)
Enbridge, Inc. (Canada) (S)	54,396	$1,844,024
Equitable Resources, Inc.	238,903	9,680,350
MDU Resources Group, Inc.	192,257	4,937,160
Osaka Gas Co., Ltd. (Japan)	670,000	2,413,385
Sempra Energy	300,073	15,915,872
Toho Gas Co., Ltd. (Japan)	695,000	3,238,245
Tokyo Gas Co., Ltd. (Japan)	884,000	4,517,290
Williams Cos., Inc. (The)	429,892	10,502,262
		53,048,588

Oil & Gas (0.9%)
Questar Corp.	64,064	5,219,935

Power Producers (2.4%)
AES Corp. (The) † (S)	645,748	14,199,999

Regional Bells (4.4%)
BellSouth Corp.	279,756	12,616,996
Verizon Communications, Inc.	366,560	13,562,720
		26,179,716

Telecommunications (6.6%)
American Tower Corp. Class A † (S)	81,107	2,921,474
CenturyTel, Inc. (S)	55,899	2,249,376
Digi.com Berhad (Malaysia)	727,900	2,371,882
Fastweb (Italy)	44,854	2,216,610
France Telecom SA (France)	83,880	2,178,591
Koninklijke (Royal) KPN NV
(Netherlands)	451,628	6,035,042
Mobistar SA (Belgium)	33,702	2,793,750
StarHub, Ltd. (Singapore)	1,473,430	2,108,322
Telenor ASA (Norway)	243,608	3,849,837
Telus Corp. (Canada)	71,333	4,096,162
Vodafone Group PLC (United Kingdom)	3,225,029	8,303,547
		39,124,593

Telephone (3.6%)
AT&T, Inc. (S)	457,918	15,683,692
Hellenic Telecommunication
Organization (OTE) SA (Greece) †	230,132	5,962,465
		21,646,157

Water Utilities (4.9%)
Aqua America, Inc. (S)	126,392	3,065,006
Pennon Group PLC (United Kingdom)	1,256,624	12,414,560
Veolia Environnement (France)	226,315	13,855,935
		29,335,501

Total common stocks (cost $446,583,708)		$586,474,869

SHORT-TERM INVESTMENTS (13.9%)*

	Principal amount/shares	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.27%
to 5.44% and due dates ranging
from November 1, 2006 to
December 22, 2006 (d)	$76,577,346	$76,365,502
Putnam Prime Money
Market Fund (e)	6,352,936	6,352,936

Total short-term investments (cost $82,718,438)		$82,718,438

TOTAL INVESTMENTS
Total investments (cost $529,302,146)		$669,193,307

* Percentages indicated are based on net assets of $593,921,589.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at October 31, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2006 (as a percentage of Portfolio Value):

Australia	0.8%
Belgium	0.5
Canada	1.0
France	4.1
Germany	3.0
Greece	1.0
Hong Kong	0.8
Italy	2.5
Japan	3.5
Netherlands	1.0
Norway	0.6
United Kingdom	6.0
United States	74.4
Other	0.8

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06

ASSETS

Investment in securities, at value, including $74,081,444 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $522,949,210)	$662,840,371
Affiliated issuers (identified cost $6,352,936) (Note 5)	6,352,936

Cash	13

Foreign currency (cost $44) (Note 1)	134

Dividends, interest and other receivables	716,842

Receivable for shares of the fund sold	494,975

Receivable for securities sold	2,460,892

Total assets	672,866,163

LIABILITIES

Payable for securities purchased	87,734

Payable for shares of the fund repurchased	918,923

Payable for compensation of Manager (Notes 2 and 5)	978,673

Payable for investor servicing and custodian fees (Note 2)	168,830

Payable for Trustee compensation and expenses (Note 2)	163,536

Payable for administrative services (Note 2)	3,095

Payable for distribution fees (Note 2)	166,198

Collateral on securities loaned, at value (Note 1)	76,365,502

Other accrued expenses	92,083

Total liabilities	78,944,574

Net assets	$593,921,589

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$526,689,147

Undistributed net investment income (Note 1)	262,242

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(72,925,582)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	139,895,782

Total — Representing net assets applicable to capital shares outstanding	$593,921,589

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($519,557,230 divided by 40,535,237 shares)	$12.82

Offering price per class A share (100/94.75 of $12.82)*	$13.53

Net asset value and offering price per class B share ($62,194,946 divided by 4,878,958 shares)**	$12.75

Net asset value and offering price per class C share ($4,699,211 divided by 368,851 shares)**	$12.74

Net asset value and redemption price per class M share ($3,438,129 divided by 268,631 shares)	$12.80

Offering price per class M share (100/96.75 of $12.80)*	$13.23

Net asset value, offering price and redemption price per class R share ($308,583 divided by 24,113 shares)	$12.80

Net asset value, offering price and redemption price per class Y share ($3,723,490 divided by 290,435 shares)	$12.82

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/06

INVESTMENT INCOME

Dividends (net of foreign tax of $511,338)	$15,337,974

Interest (including interest income of $582,109 from investments in affiliated issuers) (Note 5)	1,353,782

Securities lending	61,766

Total investment income	16,753,522

EXPENSES

Compensation of Manager (Note 2)	3,773,060

Investor servicing fees (Note 2)	969,213

Custodian fees (Note 2)	343,106

Trustee compensation and expenses (Note 2)	45,855

Administrative services (Note 2)	24,642

Distribution fees — Class A (Note 2)	1,163,957

Distribution fees — Class B (Note 2)	687,072

Distribution fees — Class C (Note 2)	43,902

Distribution fees — Class M (Note 2)	25,272

Distribution fees — Class R (Note 2)	1,272

Other	237,122

Non-recurring costs (Notes 2 and 6)	6,763

Costs assumed by Manager (Notes 2 and 6)	(6,763)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(101,288)

Total expenses	7,213,185

Expense reduction (Note 2)	(212,346)

Net expenses	7,000,839

Net investment income	9,752,683

Net realized gain on investments (Notes 1 and 3)	51,499,807

Net realized loss on futures contracts (Note 1)	(683,820)

Net realized gain on swap contracts (Note 1)	5,219

Net realized gain on foreign currency transactions (Note 1)	135,858

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(204,894)

Net unrealized appreciation of investments, futures contracts and swap contracts during the year	35,301,186

Net gain on investments	86,053,356

Net increase in net assets resulting from operations	$95,806,039

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	10/31/06	10/31/05

Operations:
Net investment income	$ 9,752,683	$ 11,320,952

Net realized gain on investments and foreign currency transactions	50,957,064	63,124,234

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	35,096,292	11,960,893

Net increase in net assets resulting from operations	95,806,039	86,406,079

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(9,199,541)	(9,262,544)

Class B	(856,194)	(1,061,588)

Class C	(54,361)	(52,149)

Class M	(49,695)	(60,094)

Class R	(4,627)	(3,077)

Class Y	(70,276)	—

Redemption fees (Note 1)	927	2,264

Decrease from capital share transactions (Note 4)	(59,052,290)	(52,819,205)

Total increase in net assets	26,519,982	23,149,686

NET ASSETS

Beginning of year	567,401,607	544,251,921

End of year (including undistributed net investment income of $262,242 and $606,645, respectively)	$593,921,589	$567,401,607

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2006	$10.97	.22(d,g)	1.86	2.08	(.23)	—	(.23)	—(e)	$12.82	19.22	$519,557	1.22(d,g)	1.88(d,g)	64.90
October 31, 2005	9.58	.22(d,f )	1.38	1.60	(.21)	—	(.21)	—(e)	10.97	16.76(f)	473,589	1.22(d)	2.11(d,f)	38.79
October 31, 2004	8.06	.18(d)	1.51	1.69	(.17)	—	(.17)	—	9.58	21.18	444,698	1.28(d)	2.11(d)	29.95
October 31, 2003	6.71	.19	1.34	1.53	(.17)	(.01)	(.18)	—	8.06	23.17	478,304	1.23	2.65	40.12
October 31, 2002	9.56	.23	(2.84)	(2.61)	(.22)	(.02)	(.24)	—	6.71	(27.73)	469,497	1.12	2.68	44.93

CLASS B
October 31, 2006	$10.91	.13(d,g)	1.85	1.98	(.14)	—	(.14)	—(e)	$12.75	18.31	$62,195	1.97(d,g)	1.18(d,g)	64.90
October 31, 2005	9.53	.14(d,f )	1.37	1.51	(.13)	—	(.13)	—(e)	10.91	15.86(f)	81,553	1.97(d)	1.37(d,f)	38.79
October 31, 2004	8.02	.12(d)	1.49	1.61	(.10)	—	(.10)	—	9.53	20.21	92,191	2.03(d)	1.37(d)	29.95
October 31, 2003	6.67	.14	1.34	1.48	(.12)	(.01)	(.13)	—	8.02	22.40	111,163	1.98	1.89	40.12
October 31, 2002	9.51	.16	(2.82)	(2.66)	(.16)	(.02)	(.18)	—	6.67	(28.35)	107,158	1.87	1.92	44.93

CLASS C
October 31, 2006	$10.91	.13(d,g)	1.84	1.97	(.14)	—	(.14)	—(e)	$12.74	18.24	$4,699	1.97(d,g)	1.15(d,g)	64.90
October 31, 2005	9.53	.14(d,f)	1.37	1.51	(.13)	—	(.13)	—(e)	10.91	15.91(f )	4,333	1.97(d)	1.37(d,f)	38.79
October 31, 2004	8.02	.12(d)	1.50	1.62	(.11)	—	(.11)	—	9.53	20.27	3,655	2.03(d)	1.36(d)	29.95
October 31, 2003	6.67	.14	1.34	1.48	(.12)	(.01)	(.13)	—	8.02	22.45	3,699	1.98	1.87	40.12
October 31, 2002	9.51	.16	(2.82)	(2.66)	(.16)	(.02)	(.18)	—	6.67	(28.37)	3,332	1.87	1.93	44.93

CLASS M
October 31, 2006	$10.95	.16(d,g)	1.86	2.02	(.17)	—	(.17)	—(e)	$12.80	18.64	$3,438	1.72(d,g)	1.42(d,g)	64.90
October 31, 2005	9.57	.17(d,f)	1.37	1.54	(.16)	—	(.16)	—(e)	10.95	16.11(f)	3,925	1.72(d)	1.62(d,f)	38.79
October 31, 2004	8.05	.14(d)	1.51	1.65	(.13)	—	(.13)	—	9.57	20.58	3,613	1.78(d)	1.61(d)	29.95
October 31, 2003	6.70	.16	1.34	1.50	(.14)	(.01)	(.15)	—	8.05	22.61	4,307	1.73	2.16	40.12
October 31, 2002	9.55	.18	(2.83)	(2.65)	(.18)	(.02)	(.20)	—	6.70	(28.16)	4,358	1.62	2.17	44.93

CLASS R
October 31, 2006	$10.96	.18(d,g)	1.86	2.04	(.20)	—	(.20)	—(e)	$12.80	18.88	$309	1.47(d,g)	1.59(d,g)	64.90
October 31, 2005	9.57	.20(d,f)	1.38	1.58	(.19)	—	(.19)	—(e)	10.96	16.53(f)	221	1.47(d)	1.84(d,f)	38.79
October 31, 2004†	8.20	.15(d)	1.38	1.53	(.16)	—	(.16)	—	9.57	18.86*	95	1.41*(d)	1.71*(d)	29.95

CLASS Y
October 31, 2006	$10.97	.24(d,g)	1.86	2.10	(.25)	—	(.25)	—(e)	$12.82	19.51	$3,723	.97(d,g)	2.14(d,g)	64.90
October 31, 2005††	11.59	.10(d)	(.72)	(.62)	—	—	—	—(e)	10.97	(5.35)*	3,781	.07*(d)	.07*(d)	38.79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 31

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

††  For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 2 and 5):

	10/31/06	10/31/05	10/31/04

Class A	0.01%	<0.01%	<0.01%

Class B	0.01	<0.01	<0.01

Class C	0.01	<0.01	<0.01

Class M	0.01	<0.01	<0.01

Class R	0.01	<0.01	<0.01

Class Y	0.01	<0.01	—

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.06

Class C	0.01	0.06

Class M	0.01	0.06

Class R	0.01	0.06

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006 (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06

Note 1: Significant accounting policies

Putnam Utilities Growth and Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies. The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006 a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2006, the value of securities loaned amounted to $74,081,444. The fund received cash collateral of $76,365,502, which is pooled with collateral of other Putnam funds into 42 issues of high-grade, short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $72,556,861 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$20,915,029	October 31, 2010

51,641,832	October 31, 2011

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the fund reclassified $137,608 to increase undistributed net investment income, with an increase to accumulated net realized loss of $137,608.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:

Unrealized appreciation	$143,281,573
Unrealized depreciation	(3,759,133)
——————————
Net unrealized appreciation	139,522,440
Undistributed ordinary income	262,242
Capital loss carryforward	(72,556,861)
Cost for federal income tax purposes	$529,670,867

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2006, Putnam Management waived $30,319 of its management fee from the fund.

For the year ended October 31, 2006, Putnam Management has assumed $6,763 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2006, the fund incurred $1,312,319 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2006, the fund’s expenses were reduced by $212,346 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $356, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $21,825 and $112 from the sale of class A and class M shares, respectively, and received $56,196 and $238 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received $5 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $345,929,512 and $389,945,342, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 10/31/06:
Shares sold	6,435,004	$ 75,096,029

Shares issued in connection with
reinvestment of distributions	728,340	8,218,506

	7,163,344	83,314,535

Shares repurchased	(9,792,650)	(111,340,044)

Net decrease	(2,629,306)	$ (28,025,509)

Year ended 10/31/05:
Shares sold	5,819,679	$ 61,682,140

Shares issued in connection with
reinvestment of distributions	774,668	8,256,454

	6,594,347	69,938,594

Shares repurchased	(9,839,774)	(103,842,574)

Net decrease	(3,245,427)	$ (33,903,980)

CLASS B	Shares	Amount

Year ended 10/31/06:
Shares sold	688,306	$ 7,928,100

Shares issued in connection with
reinvestment of distributions	56,110	619,276

	744,416	8,547,376

Shares repurchased	(3,340,785)	(37,760,234)

Net decrease	(2,596,369)	$(29,212,858)

Year ended 10/31/05:
Shares sold	1,176,529	$ 12,342,455

Shares issued in connection with
reinvestment of distributions	88,507	937,636

	1,265,036	13,280,091

Shares repurchased	(3,465,887)	(36,174,712)

Net decrease	(2,200,851)	$(22,894,621)

CLASS C	Shares	Amount

Year ended 10/31/06:
Shares sold	112,369	$ 1,291,132

Shares issued in connection with
reinvestment of distributions	4,180	46,806

	116,549	1,337,938

Shares repurchased	(145,020)	(1,640,170)

Net decrease	(28,471)	$ (302,232)

Year ended 10/31/05:
Shares sold	146,197	$ 1,525,744

Shares issued in connection with
reinvestment of distributions	4,151	44,087

	150,348	1,569,831

Shares repurchased	(136,593)	(1,423,310)

Net increase	13,755	$ 146,521

CLASS M	Shares	Amount
Year ended 10/31/06:
Shares sold	33,093	$382,717

Shares issued in connection with
reinvestment of distributions	3,963	44,613

	37,056	427,330

Shares repurchased	(126,728)	(1,423,730)

Net decrease	(89,672)	$(996,400)

Year ended 10/31/05:
Shares sold	125,254	$1,309,200

Shares issued in connection with
reinvestment of distributions	5,159	54,998

	130,413	1,364,198

Shares repurchased	(149,734)	(1,586,972)

Net decrease	(19,321)	$(222,774)

CLASS R	Shares	Amount

Year ended 10/31/06:
Shares sold	14,725	$ 166,050

Shares issued in connection with
reinvestment of distributions	410	4,627

	15,135	170,677

Shares repurchased	(11,202)	(123,074)

Net increase	3,933	$ 47,603

Year ended 10/31/05:
Shares sold	23,188	$ 243,156

Shares issued in connection with
reinvestment of distributions	287	3,077

	23,475	246,233

Shares repurchased	(13,171)	(138,818)

Net increase	10,304	$ 107,415

CLASS Y	Shares	Amount

Year ended 10/31/06:
Shares sold	83,552	$970,628

Shares issued in connection with
reinvestment of distributions	6,181	69,762

	89,733	1,040,390

Shares repurchased	(143,820)	(1,603,284)

Net decrease	(54,087)	$(562,894)

For the period 10/4/05 (commencement of operations) to 10/31/05:
Shares sold	351,944	$ 4,030,766

Shares issued in connection with
reinvestment of distributions	—	—

	351,944	4,030,766

Shares repurchased	(7,422)	(82,532)

Net increase	344,522	$ 3,948,234

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2006, management fees paid were reduced by $15,320 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $582,109 for the year ended October 31, 2006. During the year ended October 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $294,703,952 and $305,712,909, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $311,551 in proceeds paid by Putnam Management.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $55,649 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam

Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (Unaudited)

Federal tax information

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2006, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended October 31, 2006. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Merrill Lynch, Credit Suisse First Boston, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended October 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments.	Charles A. Ruys de Perez (Born 1957)
Prior to July 2001, Partner, PricewaterhouseCoopers LLP	Vice President and Chief Compliance Officer
Since 2004
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer	Managing Director, Putnam Investments
Since 2000	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002

Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Vice President	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2004	Since 2005

Managing Director, Putnam Investments and Putnam Management.	Nancy E. Florek (Born 1957)
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management	Vice President, Assistant Clerk, Assistant Treasurer
Corporation; prior to 2001, President and Chief Executive Officer,	and Proxy Manager
UAM Investment Services, Inc.	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	George Putnam, III	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal Executive	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Officer, Associate Treasurer, and	Treasurer and Proxy Manager
Putnam Investments Limited	Compliance Liaison
57-59 St. James Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Michael T. Healy
Custodian	Assistant Treasurer and Principal
Putnam Fiduciary Trust Company	Accounting Officer

Legal Counsel	Beth S. Mazor
Ropes & Gray LLP	Vice President

Independent Registered Public	James P. Pappas
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
Richard S. Robie, III
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Myra R. Drucker
Charles E. Haldeman, Jr.	Charles A. Ruys de Perez
Paul L. Joskow	Vice President and Chief Compliance Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Mark C. Trenchard
Robert E. Patterson	Vice President and BSA Compliance Officer
George Putnam, III
W. Thomas Stephens	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN026 239283 12/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2006	$64,628*	$139	$12,765	$469
October 31, 2005	$53,866*	$--	$4,645	$ 305

* Includes fees of $472 and $326 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2006 and October 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2006 and October 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $237,086 and $168,629 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities, an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31,
2006	$ -	$ 95,192	$ -	$ -
October
31, 2005	$ -	$ 62,968	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Utilities Growth and Income Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006